Exhibit 99.2

THE BANK OF NEW YORK MELLON CORPORATION

Financial Trends

Notes:

On July 1, 2007, The Bank of New York Company, Inc. (“The Bank of New York”) and Mellon Financial Corporation (“Mellon”) merged with and into The Bank of New York Mellon Corporation (“The Bank of New York Mellon” or “ BNY Mellon”), with BNY Mellon being the surviving entity (“the merger”).

The results prior to the consummation of the merger reflect the sum of The Bank of New York and Mellon’s historical results, but do not include the pro forma impact of purchase accounting adjustments. Combined results for the periods prior to the merger (1Q07, 2Q07) are presented on a pre-tax basis only. Average common equity and average goodwill/intangibles are not disclosed for the periods prior to the merger due to the impact of the merger on these line items. The business segment results are presented on a pre-tax basis for all periods and reflect actions taken to report consistent transfer pricing and cost allocation methodologies as well as intercompany eliminations between The Bank of New York and Mellon.

Summations may not equal due to rounding. As a result of this rounding convention, immaterial differences may exist between the segment trends data versus segment data on the Form 10-K for the quarter ended December 31, 2009.

The following transactions/changes have impacted the reporting of our results:

On November 2, 2009, we completed the acquisition of Insight Asset Management (“Insight”) based in London. The financial results for Insight are included in the fourth quarter 2009 results of the Asset Management segment.

On June 30, 2009, we adopted discontinued operations accounting for Mellon United National Bank (MUNB) located in Miami, Florida. Previously, the financial results were included in the Other segment. The financial results for all periods were restated.

On January 1, 2009, we adopted FAS 160, which resulted in a reclassification of minority interest to equity from other liabilities on the balance sheet and to noncontrolling interest from other expense on the income statement.

During the first quarter of 2009, we moved the financial results of the Execution business from the Clearing Services segment to the Other segment. Historical segment results have been restated to reflect these changes.

On June 3, 2008, we completed the sale of Mellon 1st Business Bank, National Association (N.A.). We moved the financial results from the Wealth Management segment to the Other segment. Historical segment results have been restated to reflect these changes.

On December 20, 2007, we acquired the remaining 50% interest in the ABN AMRO Mellon joint venture. The financial results are included in the Asset Servicing segment.

The following items have impacted the reporting of our results:

Investment Securities Portfolio restructuring/ Investment Write-downs – Impacted total revenue levels in the fourth quarter of 2007, full year of 2008, and full year of 2009.

The TARP preferred dividends and related redemption premium impacted the fourth quarter of 2008, and the first and second quarters of 2009.

The FDIC Special Assessment of all depository institutions impacted the second quarter of 2009.

Global efficiency restructuring charges – Recorded charges in the fourth quarters of 2008 and 2009.

SILO/LILO/Tax settlement charges – Incurred charges in the second and third quarters of 2008, while the second quarter of 2009 contains the benefit of final tax settlements.

Merger & integration/Intangible amortization expenses – Both expense categories increased beginning in the second/third quarters of 2007 as a result of the merger.

Support agreement charges – Recorded a $163 million pre-tax charge in the fourth quarter of 2008 and a $726 million pre-tax charge in the third quarter of 2008 (minor amounts recorded in the fourth quarter of 2007, first and second quarters of 2008 and full year of 2009).

All of these items are detailed in the trends that follow.

Discontinued Operations Accounting:

The income/(loss) and average assets from discontinued operations accounting have not been allocated to any segment.

Average Assets:

In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference. Consolidated average assets include average assets of discontinued operations.

Return on Common and Tangible Common Equity/Pretax Operating Margin:

Ratios are presented for continuing operations basis only. Quarterly return on common and tangible common equity ratios are annualized.

Non-GAAP Measures:

Certain Non-GAAP measures are included in the following schedules. These measures are used by management to monitor financial performance, both on a company-wide and on a business segment basis. These Non-GAAP measures impact certain revenue/expense categories, percentages and ratios by the exclusion and/or adjustment of items listed above and described in footnotes. For further information, see ‘Non-GAAP Measures’ and ‘Supplemental Information – Explanation of Non-GAAP Financial Measures’ in The Bank of New York Mellon Corporation Quarterly Earnings Review dated January 20, 2010, furnished as an exhibit to the Report on Form 8-K to which these Financial Trends are furnished as an exhibit.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS - 12 Quarter Trend

(dollar amounts in millions unless otherwise noted)	2007				2008				2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr (a)	3rd Qtr (a), (b)	4th Qtr (b), (c)	1st Qtr	2nd Qtr (d), (e)	3rd Qtr (f)	4th Qtr (c), (g)
Revenue:
Securities servicing fees
Asset servicing	$647	$703	$723	$816	$903	$873	$808	$786	$609	$671	$643	$650
Issuer services	371	415	436	438	376	444	477	388	364	372	359	368
Clearing services	275	288	301	308	263	264	259	279	253	250	236	223

Total securities servicing fees	1,293	1,406	1,460	1,562	1,542	1,581	1,544	1,453	1,226	1,293	1,238	1,241
Asset and wealth management fees	850	919	851	949	862	860	795	701	616	637	650	736
Foreign exchange & other trading	182	176	238	305	259	308	385	510	307	237	246	246
Treasury services	115	121	122	121	124	129	129	132	125	132	128	134
Distribution and servicing	84	83	95	113	98	110	107	106	111	107	94	85
Financing-related fees	63	69	51	52	47	51	44	44	48	54	56	57
Investment Income	60	74	25	58	41	74	47	45	(17)	44	121	78
Other	94	88	100	81	82	28	37	67	15	9	84	3

Total fee revenue	2,741	2,936	2,942	3,241	3,055	3,141	3,088	3,058	2,431	2,513	2,617	2,580
Securities gains (losses)	2	1	(9)	(191)	(73)	(152)	(162)	(1,241)	(295)	(256)	(4,833)	15

Total fee and other revenue	2,743	2,937	2,933	3,050	2,982	2,989	2,926	1,817	2,136	2,257	(2,216)	2,595
Net interest revenue	523	556	642	725	743	388	681	1,047	775	700	716	724

Total revenue	3,266	3,493	3,575	3,775	3,725	3,377	3,607	2,864	2,911	2,957	(1,500)	3,319
Provision for credit losses	(12)	(18)	—	20	14	13	23	54	59	61	147	65
Noninterest expenses - other	2,234	2,429	2,346	2,486	2,357	2,471	3,090	2,468	2,095	2,149	2,165	2,284
FDIC special assessment	—	—	—	—	—	—	—	—	—	61	—	—
Amortization of intangible assets	40	40	131	128	119	123	118	113	107	108	104	107
Restructuring charges	—	—	—	—	—	—	—	181	10	6	(5)	139
Merger & integration expense	23	163	218	124	126	149	111	97	68	59	54	52

Total noninterest expense	2,297	2,632	2,695	2,738	2,602	2,743	3,319	2,859	2,280	2,383	2,318	2,582
Income/ (loss) from continuing operations before taxes	981	879	880	1,017	1,109	621	265	(49)	572	513	(3,965)	672
Income taxes			252	327	358	312	(42)	(137)	161	12	(1,527)	(41)

Income/ (loss) from continuing operations			628	690	751	309	307	88	411	501	(2,438)	713
Income/ (loss) from discontinued operations, net of tax			7	9	4	6	—	4	(41)	(91)	(19)	(119)
Net income attributable to noncontrolling interest			(4)	(3)	(9)	(6)	(4)	(5)	(1)	2	(1)	(1)
Extraordinary (loss) on consolidation of commercial paper conduit, net of tax			—	(180)	—	—	—	(26)	—	—	—	—
Redemption charge and preferred dividends			—	—	—	—	—	(33)	(47)	(236)	—	—

Net income/ (loss) applicable to shareholders of The Bank of New York Mellon Corporation			$631	$516	$746	$309	$303	$28	$322	$176	$(2,458)	$593

EPS from continuing operations			$0.55	$0.60	$0.65	$0.26	$0.26	$0.04	$0.31	$0.23	$(2.04)	$0.59
EPS from continuing operations - Non-GAAP (h)			$0.66	$0.76	$0.75	$0.75	$0.81	$0.96	$0.55	$0.51	$0.54	$0.55
Market value of assets under management at period-end (in billions)	$1,025	$1,082	$1,106	$1,121	$1,105	$1,113	$1,067	$928	$881	$926	$966	$1,115
Market value of assets under custody and administration at period-end (in trillions)	$21.1	$22.2	$22.7	$23.1	$23.1	$23.0	$22.4	$20.2	$19.5	$20.7	$22.1	$22.3
Market value of securities on loan at period-end (in billions)	$661	$678	$663	$633	$660	$588	$470	$326	$293	$290	$299	$247
Pre-tax operating margin
GAAP-before extraordinary (loss)			25%	27%	30%	19%	7%	(2)%	20%	17%	N/M	20%
Non-GAAP adjusted (i)			35%	37%	38%	37%	39%	43%	33%	31%	32%	29%
Return on tangible common equity (annualized):
GAAP-before extraordinary (loss)			33.2%	33.0%	35.4%	18.5%	18.9%	6.5%	28.8%	18.4%	N/M	33.0%
Non-GAAP adjusted (j)			39.0%	40.8%	40.7%	45.9%	50.2%	61.3%	44.1%	23.5%	31.8%	31.0%
Return on common equity (annualized)
GAAP-before extraordinary (loss)			8.9%	9.5%	10.1%	4.3%	4.3%	0.8%	5.8%	4.0%	N/M	9.8%
Non-GAAP adjusted - excluding intangible amortization (j)			11.8%	13.1%	12.7%	13.2%	14.2%	16.8%	10.6%	6.5%	10.0%	10.1%
Percent of non-US fee and net interest revenue			30%	33%	33%	37%	33%	31%	29%	31%	31%	36%
Percent of non-US fee and net interest revenue - Non-GAAP (k)			30%	33%	33%	34%	32%	31%	29%	31%	31%	36%

(a)	The second and third quarters of 2008 include pretax SILO/LILO/tax settlement charges which reduced net interest revenue by $377 million and $112 million, respectively. See page 4 for additional details.

(b)	The third and fourth quarters of 2008 include pretax support agreement charges of $726 million and $163 million, respectively.

(c)	The fourth quarters of 2008 and 2009 include pretax global efficiency restructuring charges of $181 million and $139 million, respectively.

(d)	The second quarter of 2009 contains $134 million of tax benefits related to the final LILO/SILO tax settlement.

(e)	The second quarter of 2009 included a $196.5 million after-tax charge related to the repurchase of TARP securities.

(f)	The third quarter of 2009 includes a $4.8 billion pretax charge related to investment securities portfolio restructuring.

(g)	The fourth quarter of 2009 includes the financial results for the Insight acquisition.

(h)	Calculated excluding investment securities losses, TARP redemption premium/dividend, FDIC special assessment, SILO/LILO/tax settlements, 3rd and 4th quarters of 2008 support agreement charges, M&I expenses, benefit of tax settlements and tax discrete benefits and 4th quarter 2008 and 2009 global efficiency restructuring charge.

(i)	Calculated excluding investment securities losses, SILO/LILO charges, support agreement charges, asset-based taxes, FDIC special assessment, M&I expenses, 4th quarter 2008 and 2009 global efficiency restructuring charges and intangible amortization.

(j)	Calculated excluding investment securities losses, SILO/LILO/tax settlements, support agreement charges, FDIC special assessment, M&I expenses, 4th quarter 2008 and 2009 global efficiency restructuring charges and benefit of tax settlements and tax discrete benefits.

(k)	Calculated excluding the SILO/LILO/tax settlements and investment write-downs.

Note:	See pages 3 through 6 for additional details of revenue/expense items impacting continuing operations.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS - 12 Quarter Trend

FEE AND OTHER REVENUE

	2007				2008				2009
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr (b)	4th Qtr
Securities servicing fees
Asset servicing (a)	$582	$604	$613	$649	$658	$671	$653	$599	$519	$574	$600	$621
Securities lending	65	99	110	167	245	202	155	187	90	97	43	29
Issuer services	371	415	436	438	376	444	477	388	364	372	359	368
Clearing services	275	288	301	308	263	264	259	279	253	250	236	223

Total securities servicing fees	1,293	1,406	1,460	1,562	1,542	1,581	1,544	1,453	1,226	1,293	1,238	1,241
Asset and wealth management fees	850	919	851	949	862	860	795	701	616	637	650	736
Foreign exchange & other trading	182	176	238	305	259	308	385	510	307	237	246	246
Treasury services	115	121	122	121	124	129	129	132	125	132	128	134
Distribution and servicing	84	83	95	113	98	110	107	106	111	107	94	85
Financing-related fees	63	69	51	52	47	51	44	44	48	54	56	57
Investment Income	60	74	25	58	41	74	47	45	(17)	44	121	78
Other	94	88	100	81	82	28	37	67	15	9	84	3

Total fee revenue	2,741	2,936	2,942	3,241	3,055	3,141	3,088	3,058	2,431	2,513	2,617	2,580
Securities gains (losses)	2	1	(9)	(191)	(73)	(152)	(162)	(1,241)	(295)	(256)	(4,833)	15

Total fee and other revenue	2,743	2,937	2,933	3,050	2,982	2,989	2,926	1,817	2,136	2,257	(2,216)	2,595
Fee and other revenue as a percentage of total revenue	84%	84%	82%	81%	80%	89%	81%	63%	73%	76%	n/m	78%
Fee and other revenue as a percentage of total revenue - Non-GAAP (c)	84%	84%	82%	82%	80%	80%	80%	74%	76%	78%	79%	78%
Market value of assets under management at period-end (in billions)	$1,025	$1,082	$1,106	$1,121	$1,105	$1,113	$1,067	$928	$881	$926	$966	$1,115
Market value of assets under custody and administration at period-end (in trillions)	$21.1	$22.2	$22.7	$23.1	$23.1	$23.0	$22.4	$20.2	$19.5	$20.7	$22.1	$22.3
Market value of securities on loan at period-end (in billions)	$661	$678	$663	$633	$660	$588	$470	$326	$293	$290	$299	$247
S&P 500 Index - period-end	1421	1503	1527	1468	1323	1280	1166	903	798	919	1057	1115
S&P 500 Index - daily average	1424	1496	1490	1496	1353	1371	1252	916	809	891	995	1088

(a)	In the second quarter of 2009, global custodian out-of-pocket expense related to client reimbursement was reclassified from sub-custodian expense to asset servicing revenue. The reclassification totaled $7 million, $9 million, $3 million and $4 million for the first, second, third and fourth quarters of 2007; $4 million, $10 million, $4 million and $4 million for the first, second, third and fourth quarters of 2008; and $0 million in the first quarter of 2009.

(b)	The third quarter of 2009 includes a $4.8 billion charge related to investment securities portfolio restructuring.

(c)	Excludes the investment write-downs and SILO/LILO charges.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS

Average Balances and Interest Rates

	Quarter Ended
	September 30, 2007			December 31, 2007		March 31, 2008		June 30, 2008			September 30, 2008
	Average	Average		Average	Average	Average	Average	Average	Average		Average	Average
(dollar amounts in millions)	balance	rates		balance	rates	balance	rates	balance	rates		balance	rates
Assets
Interest-earning assets:
Interest-bearing deposits with banks (primarily foreign)	$34,461	4.83%		$37,107	4.75%	$38,658	4.28%	$43,361	3.82%		$43,999	3.90%
Interest-bearing deposits with Federal Reserve bank											—	—
Other Short Term Investment (FRB)	—	—		—	—	—	—	—	—		954	2.95
Federal funds sold and securities under resale agreements	5,493	5.26		7,088	4.66	8,191	3.15	6,736	2.21		7,019	1.97
Margin loans	5,293	6.29		5,313	5.74	5,258	4.47	5,802	3.36		5,764	3.27
Non-margin loans:
Domestic offices	25,596	5.00		27,083	4.81	27,885	4.37	26,550	(1.97	)(b)	25,932	1.60 (c)
Foreign offices	13,180	5.50		13,269	5.02	13,881	4.55	13,281	3.97		13,739	3.71

Total non-margin loans	38,776	5.17		40,352	4.88	41,766	4.43	39,831	0.01	(b)	39,671	2.33 (c)
Securities
U.S. government obligations	348	4.61		427	4.23	397	3.52	542	3.08		679	3.03
U.S. government agency obligations	10,994	5.53		11,004	5.26	10,613	4.78	10,433	4.29		10,894	4.33
Obligations of states and political subdivisions	712	6.57		702	6.61	681	7.64	654	5.74		701	7.44
Other securities	33,361	5.69		33,972	5.44	35,840	5.26	32,755	5.22		30,590	5.42
Trading securities	1,872	3.95		2,351	5.35	1,459	5.36	1,918	3.74		1,791	2.76

Total securities	47,287	5.59		48,456	5.40	48,990	5.18	46,302	4.93		44,655	5.04

Total interest-earning assets	131,310	5.28		138,316	5.05	142,863	4.55	142,032	3.02	(b)	142,062	3.69 (c)
Allowance for credit losses	(290)			(318)		(297)		(295)			(329)
Cash and due from banks	4,972			5,624		5,789		5,356			7,796
Other assets	45,071			46,523		49,782		46,504			46,937
Discontinued Operations	2,765			2,842		2,653		2,400			2,361

Total Assets	$183,828			$192,987		$200,790		$195,997			$198,827

Liabilities and total equity
Interest-bearing liabilities:
Money market rate accounts	$16,488	3.46%		$15,498	2.81%	$12,577	1.67%	$12,869	0.98%		$11,785	0.88%
Savings	772	2.22		791	1.83	902	1.89	971	1.50		979	0.93
Certificates of deposit of $100,000 & over	2,953	5.35		2,547	5.17	2,313	3.91	2,116	2.60		1,928	2.19
Other time deposits	1,328	6.54		1,224	6.79	8,300	2.45	6,335	1.88		5,393	1.99
Foreign offices	58,456	3.78		65,365	3.38	67,914	2.85	71,641	2.22		65,931	2.19

Total interest-bearing deposits	79,997	3.80		85,425	3.36	92,006	2.67	93,932	2.03		86,016	1.99
Federal funds purchased and securities under repurchase agreements	4,015	4.26		3,266	3.92	4,138	2.14	3,791	1.02		4,816	1.18
Other borrowed funds	2,790	4.90		3,079	2.41	3,343	3.50	2,840	3.21		3,303	2.31
Borrowings from FRB Related to ABCP	—	—		—	—	—	—	—	—		954	2.25
Payables to customers and broker-dealers	5,316	3.54		5,226	3.12	4,942	1.94	5,550	1.32		5,910	1.19
Long-term debt	14,767	5.47		15,510	5.29	17,125	4.51	16,841	3.58		15,993	3.62

Total interest-bearing liabilities	106,885	4.07		112,506	3.61	121,554	2.91	122,954	2.21		116,992	2.15
Total noninterest-bearing deposits	25,923			27,892		25,726		24,300			32,953
Other liabilities	19,451			20,475		21,169		17,707			18,396
Discontinued Operations	2,765			2,842		2,653		2,400			2,361
Total Shareholders’ Equity	28,669			29,136		29,551		28,507			27,996
Noncontrolling interest	135			136		137		129			129

Total liabilities and shareholders’ equity	$183,828			$192,987		$200,790		$195,997			$198,827

Net interest margin - Taxable equivalent basis		1.97	%(a)		2.11%		2.09%		1.11%			1.92%
Net interest margin excluding the SILO/LILO charge - Non-GAAP									2.17%			2.24%

(a)	Includes the reduction in net interest revenue of $22 million related to a required recalculation of the yield on leveraged leases under SFAS 13 that resulted from the merger.

(b)	Excluding the SILO/LILO charge, the rates on Domestic office loans, Non-margin loans and Interest-earning assets were 3.71%, 3.80% and 4.08%, respectively.

(c)	Excluding the SILO/LILO charge, the rates on Domestic office loans, Non-margin loans and Interest-earning assets were 3.33%, 3.46% and 4.01%, respectively.

Note:	Interest and average rates were calculated on a taxable equivalent basis, at tax rates of approximately 35%, using dollar amounts in thousands and the actual number of days in the year.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS

Average Balances and Interest Rates (Continued)

	Quarter Ended
	December 31, 2008		March 31, 2009		June 30, 2009		September 30, 2009		December 31, 2009
	Average	Average	Average	Average	Average	Average	Average	Average	Average	Average
(dollar amounts in millions)	balance	rates	balance	rates	balance	rates	balance	rates	balance	rates
Assets
Interest-earning assets:
Interest-bearing deposits with banks (primarily foreign)	$78,680	2.65%	$56,505	1.56%	$56,917	1.18%	$54,343	1.08%	$55,467	1.09%
Interest-bearing deposits with Federal Reserve bank	—	—	23,192	0.37	6,338	0.37	6,976	0.32	11,430	0.32
Other Short Term Investment (FRB)	8,378	3.05	1,269	3.15	—	—	—	—	—	—
Federal funds sold and securities under resale agreements	4,050	1.32	2,310	0.81	2,899	1.29	3,443	1.19	4,276	0.65
Margin loans	4,885	2.35	4,219	1.63	4,134	1.62	4,335	1.55	4,665	1.55
Non-margin loans:
Domestic offices	28,233	2.70	21,630	2.91	20,740	3.18	19,412	3.22	20,212	2.89
Foreign offices	15,208	3.73	13,109	2.56	12,155	2.21	10,788	1.99	10,362	1.75

Total non-margin loans	43,441	3.06	34,739	2.78	32,895	2.82	30,200	2.78	30,574	2.51
Securities
U.S. government obligations	762	2.73	787	2.50	1,679	1.67	4,605	1.45	5,729	1.44
U.S. government agency obligations	11,438	4.29	12,063	3.71	14,748	3.74	17,635	3.79	19,530	3.59
Obligations of states and political subdivisions	941	7.73	767	6.71	710	6.92	639	7.30	607	7.35
Other securities	26,916	5.95	29,848	4.47	34,766	2.85	31,010	3.04	29,707	3.49
Trading securities	2,148	3.96	1,728	2.86	2,179	2.50	1,973	2.30	2,090	2.53

Total securities	42,205	5.38	45,193	4.22	54,082	3.10	55,862	3.16	57,663	3.32

Total interest-earning assets	181,639	3.36	167,427	2.37	157,265	2.16	155,159	2.14	164,075	2.09
Allowance for credit losses	(334)		(378)		(426)		(425)		(448)
Cash and due from banks	5,806		4,824		3,412		3,247		3,104
Other assets	54,499		45,880		45,975		45,728		45,481
Discontinued Operations	2,352		2,366		2,307		2,077		1,993

Total Assets	$243,962		$220,119		$208,533		$205,786		$214,205

Liabilities and total equity
Interest-bearing liabilities:
Money market rate accounts	$18,274	0.53%	$18,563	0.10%	$19,037	0.10%	$16,817	0.09%	$20,062	0.08%
Savings	1,013	0.64	1,165	0.61	1,070	0.44	1,115	0.32	1,196	0.49
Certificates of deposit of $100,000 & over	1,812	2.43	1,479	1.11	942	1.00	847	0.62	589	0.32
Other time deposits	5,052	1.34	5,574	0.55	4,190	0.48	5,058	0.40	4,872	0.43
Foreign offices	69,575	1.12	75,202	0.31	73,657	0.14	69,795	0.08	71,685	0.10

Total interest-bearing deposits	95,726	1.04	101,983	0.30	98,896	0.16	93,632	0.11	98,404	0.12
Federal funds purchased and securities under repurchase agreements	5,738	0.27	1,839	0.09	2,485	(0.46)	3,075	0.20	3,361	0.14
Other borrowed funds	3,558	2.13	3,785	1.57	2,756	1.04	2,286	1.49	2,618	1.86
Borrowings from FRB Related to ABCP	8,378	2.25	1,269	2.25	—	—	—	—	—	—
Payables to customers and broker-dealers	5,570	0.62	3,797	0.20	4,901	0.13	5,844	0.10	6,476	0.07
Long-term debt	15,467	3.79	15,493	2.72	16,793	2.35	17,393	1.74	17,863	1.89

Total interest-bearing liabilities	134,437	1.41	128,166	0.64	125,831	0.46	122,230	0.37	128,722	0.40
Total noninterest-bearing deposits	51,729		43,051		32,852		34,920		34,991
Other liabilities	26,601		18,523		18,578		18,386		19,633
Discontinued Operations	2,352		2,366		2,307		2,077		1,993
Total Shareholders’ Equity	28,771		27,978		28,934		28,144		28,843
Noncontrolling interest	72		35		31		29		23

Total liabilities and total equity	$243,962		$220,119		$208,533		$205,786		$214,205

Net interest margin - Taxable equivalent basis		2.32%		1.87%		1.80%		1.85%		1.77%
Net interest margin excluding the SILO/LILO charge - Non-GAAP

Note:	Interest and average rates were calculated on a taxable equivalent basis, at tax rates of approximately 35%, using dollar amounts in thousands and the actual number of days in the year.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS - 12 Quarter Trend

NONINTEREST EXPENSE

	2007				2008				2009
(dollar amounts in millions)	1st Qtr	2nd Qtr (c)	3rd Qtr (d)	4th Qtr	1st Qtr (e)	2nd Qtr (f)	3rd Qtr (f), (g)	4th Qtr (f),(g),(h)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr (i)
Staff:
Compensation (a)	$735	$750	$760	$754	$803	$818	$836	$785	$732	$740	$747	$766
Incentives	326	361	346	442	365	385	241	256	247	241	242	266
Employee benefits	190	186	168	163	190	200	171	139	190	172	168	189

Total staff	1,251	1,297	1,274	1,359	1,358	1,403	1,248	1,180	1,169	1,153	1,157	1,221
Professional, legal and other purchased services (a)	244	252	240	271	238	259	251	273	237	237	265	278
Net occupancy	134	171	143	144	128	138	163	141	139	142	142	141
Distribution and servicing	132	141	127	133	130	131	133	123	107	106	104	109
Software	72	77	91	78	79	88	78	86	81	93	95	98
Sub-custodian and clearing (b)	94	113	113	119	74	93	84	84	66	91	80	83
Furniture and equipment	78	79	80	82	79	78	80	86	77	76	76	80
Business development	57	71	56	71	65	75	62	76	44	49	45	76
Other	172	228	222	229	206	206	991	600	185	208	196	337

Subtotal	$2,234	$2,429	$2,346	$2,486	$2,357	$2,471	$3,090	$2,649	$2,105	$2,155	$2,160	$2,423
FDIC special assessment	—	—	—	—	—	—	—	—	—	61	—	—
Amortization of intangible assets	40	40	131	128	119	123	118	113	107	108	104	107
Merger & integration expense:
The Bank of New York Mellon Corporation	12	151	205	111	121	146	107	97	68	59	54	52
Acquired Corporate Trust Business	11	12	13	13	5	3	4	—	—	—	—	—

Total noninterest expense	$2,297	$2,632	$2,695	$2,738	$2,602	$2,743	$3,319	$2,859	$2,280	$2,383	$2,318	$2,582
Employees at period-end (j)	n/a	n/a	40,200	41,900	42,000	42,500	42,900	42,500	41,700	41,800	42,000	42,200

(a)	In the second quarter of 2009, certain temporary/consulting expenses were reclassified from professional, legal and other purchased services to staff expense. The reclassification totaled $16 million, $19 million, $35 million and $33 million for the first, second, third and fourth quarters of 2008 and $24 million in the first quarter of 2009.

(b)	In the second quarter of 2009, global custodian out-of-pocket expense related to client reimbursement was reclassified from sub-custodian expense to asset servicing revenue. The reclassification totaled $7 million, $9 million, $3 million and $4 million for the first, second, third and fourth quarters of 2007; $4 million, $10 million, $4 million and $4 million for the first, second, third and fourth quarters of 2008; and $0 million in the first quarter of 2009.

(c)	The second quarter of 2007 includes a $46 million charge for the early redemption of junior subordinated debentures, $30 million for exit costs associated with excess office space and a $5 million litigation reserve charge.

(d)	The third quarter of 2007 includes a $32 million write-off of the remaining interests in a hedge fund manager sold in 2006.

(e)	The first quarter of 2008 includes a $25 million write-down of seed capital investments related to a former affiliated hedge fund manager.

(f)	The second, third and fourth quarters of 2008 include $22 million, $24 million and $4 million, respectively, of charges for credit monitoring related to lost tapes.

(g)	The third and fourth quarters of 2008 include support agreement charges of $726 million and $163 million, respectively.

(h)	The fourth quarter of 2008 includes a $181 million global efficiency restructuring charge.

(i)	The fourth quarter of 2009 includes a $139 million global efficiency restructuring charge.

(j)	Represents full time employees.

n/a - Information not available on a combined basis.

THE BANK OF NEW YORK MELLON CORPORATION

ASSETS UNDER MANAGEMENT/ CUSTODY AND ADMINISTRATION / SECURITIES LENDING - 12 Quarter Trend

	2007				2008				2009
(dollar amounts in billions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Market value of assets under management at period-end (in billions)
Institutional	$652	$691	$682	$671	$636	$625	$585	$445	$394	$425	$461	$611
Mutual Funds	273	290	323	349	373	393	384	400	413	421	421	416
Private Client	100	101	101	101	96	95	98	83	74	80	84	88

Total market value of assets under management	1,025	1,082	1,106	1,121	1,105	1,113	1,067	928	881	926	966	1,115
Composition of assets under management at period-end
Equity	42%	42%	41%	41%	40%	38%	36%	29%	27%	31%	34%	31%
Money Market	22%	23%	25%	26%	29%	31%	34%	43%	45%	43%	39%	32%
Fixed Income	21%	20%	19%	20%	18%	18%	20%	18%	19%	17%	17%	21%
Alternative investments and overlay	15%	15%	15%	13%	13%	13%	10%	10%	9%	9%	10%	16%

Total	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
Market value of assets under custody and administration at period-end (in trillions)	$21.1	$22.2	$22.7	$23.1	$23.1	$23.0	$22.4	$20.2	$19.5	$20.7	$22.1	$22.3
Market value of securities on loan at period-end	$661	$678	$663	$633	$660	$588	$470	$326	$293	$290	$299	$247
Market Indices
S&P 500 Index (a)	1421	1503	1527	1468	1323	1280	1166	903	798	919	1057	1115
S&P 500 Index - daily average	1424	1496	1490	1496	1353	1371	1252	916	809	891	995	1088
FTSE 100 Index (a)	6308	6608	6467	6457	5702	5626	4902	4434	3926	4249	5134	5413
FTSE 100 Index-daily average	6265	6534	6366	6455	5891	5979	5359	4270	4040	4258	4708	5235
NASDAQ Composite Index (a)	2422	2603	2702	2652	2279	2293	2092	1577	1529	1835	2122	2269
Lehman Brothers Aggregate Bond Index (a)	231	228	246	258	281	270	256	275	262	280	304	301
MSCI EAFE Index (a)	2148	2262	2300	2253	2039	1967	1553	1237	1056	1307	1553	1581
NYSE Volume (in billions)	124	128	146	135	159	141	180	181	161	151	126	112
NASDAQ Volume (in billions)	124	134	137	137	149	135	145	148	136	152	144	131
(a)	Period end

THE BANK OF NEW YORK MELLON CORPORATION

ASSETS UNDER MANAGEMENT NET FLOWS - 12 Quarter Trend

	2007				2008				2009
(dollar amounts in billions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Market value of assets under management at beginning of period	$1,011	$1,025	$1,082	$1,106	$1,121	$1,105	$1,113	$1,067	$928	$881	$926	$966
Net Flows
Long-term	(3)	6	2	(20)	(6)	(8)	(6)	(22)	(1)	(17)	(2)	14
Money market	5	17	27	39	29	21	14	28	(11)	(2)	(14)	(22)

Total net inflows (a)	2	23	29	19	23	13	8	6	(12)	(19)	(16)	(8)
Net Market appreciation/(depreciation)	12	34	(5)	(4)	(39)	(6)	(54)	(137)	(35)	64	56	10
Acquisitions/other	—	—	—	—	—	1	—	(8)	—	—	—	147 (b)

Market value of assets under management at end of period	$1,025	$1,082	$1,106	$1,121	$1,105	$1,113	$1,067	$928	$881	$926	$966	$1,115

(a)	Net flows from the first and second quarters of 2007 represent Legacy Mellon flows only.

(b)	Primarily includes acquisitions of Insight ($139 billion) and 20% interest in Singuler Guff ($8 billion).

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESS SEGMENTS

ASSET MANAGEMENT - 12 Quarter Trend

	2007				2008				2009
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr (a)	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr (b)
Revenue:
Asset and wealth management
Mutual funds	276	291	307	323	323	340	328	297	263	266	274	266
Institutional clients	320	351	331	342	304	290	265	193	181	175	197	227
Private clients	43	46	47	47	45	47	43	35	32	31	34	38
Performance fees	49	63	(3)	62	20	16	3	44	7	26	1	59

Total asset and wealth management	688	751	682	774	692	693	639	569	483	498	506	590
Distribution and servicing	82	82	89	104	86	99	93	93	92	90	84	84
Other fee revenue (c)	16	31	(22)	12	(27)	4	(47)	(100)	(96)	(59)	2	6

Total fee and other revenue	786	864	749	890	751	796	685	562	479	529	592	680
Net interest revenue (expense)	3	(7)	(6)	15	12	9	9	45	14	8	6	3

Total revenue	789	857	743	905	763	805	694	607	493	537	598	683
Noninterest expenses (ex. intangible amortization and support agreement charges)	513	545	538	562	557	528	488	478	412	419	415	465

Income before taxes (ex. intangible amortization and support agreement charges)	276	312	205	343	206	277	206	129	81	118	183	218
Support agreement charges	—	—	—	—	—	5	328	2	(14)	—	32	—
Amortization of intangible assets	13	13	70	70	62	68	64	61	55	55	53	56

Income before taxes	263	299	135	273	144	204	(186)	66	40	63	98	162
Average assets	$5,358	$5,318	$13,482	$13,495	$13,238	$13,410	$13,286	$13,135	$12,636	$12,377	$12,396	$12,859
Market value of assets under management at period-end (in billions) (d)	$950	$1,006	$1,028	$1,044	$1,029	$1,040	$995	$862	$818	$860	$897	$1,045
Pre-tax operating margin
GAAP	33%	35%	18%	30%	19%	25%	(27)%	11%	8%	12%	16%	24%
Non-GAAP adjusted (e)	35%	36%	28%	38%	27%	34%	(18)%	21%	19%	22%	25%	32%

(a)	The third quarter of 2007 includes a $32 million charge related to the write-off of the value of the remaining interest in a legacy Mellon hedge fund manager that was disposed of in 2006.

(b)	The fourth quarter of 2009 includes the financial results for the Insight acquisition.

(c)	Includes investment write-downs of $9 million and $1 million in the third and fourth quarters of 2007, $24 million, $1 million, $3 million and $51 million in the first, second, third and fourth quarters of 2008, $34 million, $45 million and $0 million of the first, second and third quarters of 2009.

(d)	Includes amounts subadvised for/by other segments.

(e)	Excluding support agreement charges, investment write-downs and intangible amortization, pre-tax operating margin (Non-GAAP) was 38% for the fourth quarter of 2007, 29%, 35%, 30% and 27% for the first, second, third and fourth quarters of 2008, respectively, and 22%, 28%, 31% and 32% for the first, second, third and fourth quarters of 2009, respectively. There were no support agreement charges or investment write-downs prior to the fourth quarter of 2007.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESS SEGMENTS

WEALTH MANAGEMENT - 12 Quarter Trend

(dollar amounts in millions unless otherwise noted)	2007				2008					2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr		4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Revenue:
Asset and wealth management	148	153	151	157	153	150	141		119	122	128	133	136
Securities servicing fees - Asset servicing	4	4	3	5	6	6	7		8	7	6	7	7
Other fee revenue	—	(1)	2	5	7	5	15		7	12	6	5	9

Total fee and other revenue	152	156	156	167	166	161	163		134	141	140	145	152
Net interest revenue (expense)	43	44	41	42	46	48	50		56	50	49	49	46

Total revenue	195	200	197	209	212	209	213		190	191	189	194	198
Provision for credit losses	—	—	—	—	—	(1)	1		—	—	—	—	1
Noninterest expenses (ex. intangible amortization and support agreement charges)	136	141	139	142	141	142	141		141	128	135	133	137

Income before taxes (ex. intangible amortization and support agreement charges)	59	59	58	67	71	68	71		49	63	54	61	60
Support agreement charges	—	—	—	—	—	—	15		—	—	—	—	—
Amortization of intangible assets	1	—	14	14	13	13	14		14	11	11	12	11

Income before taxes	58	59	44	53	58	55	42		35	52	43	49	49
Average loans	$3,799	$4,083	$4,133	$4,342	$4,390	$4,816	$5,231		$5,309	$5,388	$5,684	$6,010	$6,191
Average assets	$6,884	$6,841	$9,964	$9,858	$10,496	$10,254	$9,801		$9,632	$9,611	$9,131	$9,122	$9,252
Average deposits	$6,388	$6,352	$7,589	$7,469	$7,993	$7,782	$7,318		$7,131	$7,058	$6,628	$6,602	$6,804
Market value of total client assets at period-end (in billions) (a)	$158	$162	$170	$170	$164	$162	$158		$139	$132	$142	$151	$154
Pre-tax operating margin
GAAP	30%	30%	23%	26%	27%	26%	20%		18%	27%	23%	26%	24%
Non-GAAP adjusted (excluding intangible amortization)	30%	30%	30%	32%	33%	33%	27	%(b)	25%	33%	29%	32%	30%

(a)	Includes assets under management, before amounts subadvised by/for other segments, of $66 billion, $69 billion, $74 billion and $75 billion in the first, second, third and fourth quarters of 2009; of $84 billion, $81 billion, $77 billion and $69 billion in the first, second, third and fourth quarters of 2008; of $84 billion, $85 billion, $86 billion and $86 billion in the first, second, third and fourth quarters of 2007.

(b)	Excluding support agreement charges, pre-tax operating margin (Non-GAAP) was 34% for the third quarter of 2008.

Note:	On June 3, 2008, we completed the sale of Mellon 1st Business Bank, National Association (N.A.); the financial results have been moved from the Wealth Management segment to the Other segment. Historical segment results have been restated to reflect these changes.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESS SEGMENTS

ASSET SERVICING - 12 Quarter Trend

	2007				2008						2009
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr		4th Qtr		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Revenue:
Securities servicing fees - ex. securities lending (a)	556	583	592	627	634	648	631		583		504	557	573	581
Securities lending revenue	60	91	100	154	229	182	143		163		79	85	32	25
Foreign Exchange and other trading activities	112	125	161	206	200	224	261		366		199	206	180	172
Other fee revenue	53	61	56	53	44	36	47		25		48	45	50	33

Total fee and other revenue	781	860	909	1,040	1,107	1,090	1,082		1,137		830	893	835	811
Net interest revenue (expense)	155	180	195	225	222	213	240		411		249	211	228	204

Total revenue	936	1,040	1,104	1,265	1,329	1,303	1,322		1,548		1,079	1,104	1,063	1,015
Noninterest expenses (ex. intangible amortization and support agreement charges) (a)	688	741	756	811	737	821	826		834		699	716	744	787

Income before taxes (ex. intangible amortization and support agreement charges)	248	299	348	454	592	482	496		714		380	388	319	228
Support agreement charges	—	—	—	3	14	(14)	381		160		6	(15)	(19)	(5)
Amortization of intangible assets	3	3	6	6	7	5	6		6		7	9	6	6

Income before taxes	245	296	342	445	571	491	109		548		367	394	332	227
Average loans (b)	$6,881	$7,645	$7,996	$8,719	$8,967	$7,284	$8,538		$10,376		$5,743	$4,744	$3,727	$3,962
Average assets	$37,922	$40,843	$44,043	$48,462	$52,468	$54,763	$57,795		$71,455		$65,153	$58,289	$59,864	$59,978
Average deposits	$34,286	$37,339	$38,065	$42,446	$46,092	$48,436	$51,492		$64,500		$57,084	$50,583	$52,271	$51,755
Pre-tax operating margin
GAAP	26%	28%	31%	35%	43%	38%	8%		35%		34%	36%	31%	22%
Non-GAAP adjusted (excluding intangible amortization)	26%	29%	32%	36%	43%	38%	9	%(d)	36	%(d)	35%	37%	32%	23%
MEMO:
Market value of securities on loan at period-end (in billions) (c)	$661	$678	$663	$633	$660	$588	$470		$326		$293	$290	$299	$247

(a)	In the second quarter of 2009, global custodian out-of-pocket expense related to client reimbursement was reclassified from sub-custodian expense to asset servicing revenue. The reclassification totaled $7 million, $9 million, $3 million and $4 million for the first, second, third and fourth quarters of 2007; $4 million, $10 million, $4 million and $4 million for the first, second, third and fourth quarters of 2008; and $0 million in the first quarter of 2009.

(b)	Loan balances are primarily related to Broker-Dealer Services business within Asset Servicing.

(c)	Represents the total amount of securities on loan (both cash and non-cash) managed by the Asset Servicing segment.

(d)	Excluding support agreement charges, pre-tax operating margin (Non-GAAP) was 38% in the third quarter of 2008 and 46% in the fourth quarter of 2008.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESS SEGMENTS

ISSUER SERVICES - 12 Quarter Trend

	2007				2008				2009
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr (a)	3rd Qtr (a)	4th Qtr (a)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr (a)
Revenue:
Securities servicing fees - Issuer services	371	415	436	438	374	443	475	392	363	373	359	367
Other fee revenue	37	25	24	19	33	36	54	44	41	37	30	41

Total fee and other revenue	408	440	460	457	407	479	529	436	404	410	389	408
Net interest revenue (expense)	125	158	159	175	153	176	170	211	200	185	180	203

Total revenue	533	598	619	632	560	655	699	647	604	595	569	611
Provision for credit losses	—	—	—	—	—	—	—	—	—	—	—	—
Noninterest expenses (ex. intangible amortization)	291	297	291	324	317	348	349	318	297	303	303	318

Income before taxes (ex. intangible amortization)	242	301	328	308	243	307	350	329	307	292	266	293
Amortization of intangible assets	17	17	20	21	20	20	21	20	21	20	20	20

Income before taxes	225	284	308	287	223	287	329	309	286	272	246	273
Average assets	$17,848	$25,619	$30,771	$32,729	$32,227	$35,167	$34,264	$38,987	$50,855	$52,152	$47,966	$52,027
Average deposits	$13,574	$21,392	$26,186	$28,293	$27,632	$30,557	$29,546	$34,294	$45,963	$47,293	$43,183	$47,320
Pre-tax operating margin
GAAP	42%	47%	50%	45%	40%	44%	47%	48%	47%	46%	43%	45%
Non-GAAP adjusted (excluding intangible amortization)	45%	50%	53%	49%	43%	47%	50%	51%	51%	49%	47%	48%

(a)	The second, third and fourth quarters of 2008 include $22 million, $24 million and $4 million, respectively, of charges for credit monitoring related to lost tapes.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESS SEGMENTS

CLEARING SERVICES - 12 Quarter Trend

	2007				2008				2009
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr (a)	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Revenue:
Securities servicing fees - Clearing services	224	239	243	249	250	259	254	277	249	248	232	219
Other fee revenue	31	33	67	44	53	64	63	72	72	66	59	45

Total fee and other revenue	255	272	310	293	303	323	317	349	321	314	291	264
Net interest revenue (expense)	74	74	77	78	75	75	75	96	82	87	81	90

Total revenue	329	346	387	371	378	398	392	445	403	401	372	354
Provision for credit losses	—	—	—	—	—	—	—	—	—	—	—	—
Noninterest expenses (ex. intangible amortization)	238	256	269	260	263	291	282	268	252	256	245	241

Income before taxes (ex. intangible amortization)	91	90	118	111	115	107	110	177	151	145	127	113
Amortization of intangible assets	6	6	6	6	6	6	8	6	7	7	6	7

Income before taxes	85	84	112	105	109	101	102	171	144	138	121	106
Average loans	$6,668	$7,195	$6,847	$6,660	$6,629	$7,263	$7,384	$6,735	$5,927	$5,918	$6,058	$6,847
Average assets	$14,279	$14,725	$15,049	$15,813	$16,408	$17,395	$18,471	$21,128	$18,600	$17,014	$17,827	$20,365
Pre-tax operating margin
GAAP	26%	24%	29%	28%	29%	25%	26%	38%	36%	34%	33%	30%
Non-GAAP adjusted (excluding intangible amortization)	28%	26%	30%	30%	30%	27%	28%	40%	37%	36%	34%	32%

(a)	The third quarter of 2007 includes a $27 million ($28 million of fee revenue net of $1 million of related incentive expense) settlement received for the early termination of a contract in 2005.

Note:	During the first quarter of 2009, we moved the financial results of the Execution business from the Clearing Services segment to the Other segment. Historical results have been restated to reflect these changes.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESS SEGMENTS

TREASURY SERVICES - 12 Quarter Trend

(dollar amounts in millions unless otherwise noted)	2007				2008				2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Revenue:
Treasury services	110	114	114	118	121	125	125	129	121	128	124	130
Other fee revenue	103	104	106	123	107	131	138	101	118	67	92	98

Total fee and other revenue	213	218	220	241	228	256	263	230	239	195	216	228
Net interest revenue (expense)	138	132	142	164	185	155	159	231	160	156	151	149

Total revenue	351	350	362	405	413	411	422	461	399	351	367	377
Provision for credit losses	—	—	—	—	—	—	—	—	—	—	—	—
Noninterest expenses (ex. intangible amortization)	195	206	196	201	205	203	201	204	195	199	185	190

Income before taxes (ex. intangible amortization)	156	144	166	204	208	208	221	257	204	152	182	187
Amortization of intangible assets	—	—	7	7	7	7	6	7	6	7	6	6

Income before taxes	156	144	159	197	201	201	215	250	198	145	176	181
Average loans	$13,094	$13,408	$14,064	$14,693	$15,690	$15,938	$14,995	$16,353	$13,921	$13,228	$11,648	$10,982
Average assets	$19,731	$20,146	$21,166	$21,902	$24,153	$21,227	$22,384	$34,585	$28,761	$24,861	$24,319	$26,288
Average deposits	$16,061	$16,650	$17,772	$18,092	$20,056	$17,316	$18,397	$30,052	$24,867	$20,321	$19,989	$22,138
Pre-tax operating margin
GAAP	44%	41%	44%	49%	49%	49%	51%	54%	50%	41%	48%	48%
Non-GAAP adjusted (excluding intangible amortization)	44%	41%	46%	50%	50%	51%	52%	56%	51%	43%	50%	50%

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESS SEGMENTS

OTHER - 12 Quarter Trend

	2007				2008				2009
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr (b)	3rd Qtr (b)	4th Qtr (c)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr (d)
Revenue:
Total fee and other revenue (a)	148	127	129	(38)	20	(116)	(113)	(1,031)	(278)	(224)	(4,684)	52
Net interest revenue (expense)	(15)	(25)	34	26	50	(288)	(22)	(3)	20	4	21	29

Total revenue	133	102	163	(12)	70	(404)	(135)	(1,034)	(258)	(220)	(4,663)	81
Provision for credit losses	(12)	(18)	—	20	14	14	22	54	59	61	147	64
Noninterest expenses (ex. intangible amortization and merger & integration expense)	173	243	157	183	123	147	79	244	130	142	122	290

Income before taxes and extraordinary (loss) (ex. intangible amortization and merger & integration expense)	(28)	(123)	6	(215)	(67)	(565)	(236)	(1,332)	(447)	(423)	(4,932)	(273)
Amortization of intangible assets	—	1	8	4	4	4	(1)	(1)	—	(1)	1	1
FDIC special assessment	—	—	—	—	—	—	—	—	—	61	—	—
Merger & integration expenses	23	163	218	124	126	149	111	97	68	59	54	52

Income before taxes and extraordinary (loss)	(51)	(287)	(220)	(343)	(197)	(718)	(346)	(1,428)	(515)	(542)	(4,987)	(326)
Average loans	$10,249	$10,121	$11,029	$11,251	$11,348	$10,332	$9,287	$9,553	$7,979	$7,455	$7,092	$7,257
Average assets	$40,337	$42,998	$46,588	$47,886	$49,147	$41,381	$40,465	$52,688	$32,137	$32,402	$32,215	$31,443
Average deposits	$12,937	$13,243	$16,308	$17,017	$15,959	$14,141	$12,216	$11,478	$10,062	$6,923	$6,507	$5,378

(a)	Total fee and other revenue includes investment write-downs of $190 million for the fourth quarter of 2007; $51 million, $151 million, $156 million and $1,176 million for the first, second, third and fourth quarters of 2008; $316 million, $209 million and $4.8 billion in the first, second and third quarters of 2009 and a gain of $15 million in the fourth quarter of 2009.

(b)	The second and third quarter of 2008 include SILO/LILO charges which reduced net interest revenue by $377 million and $112 million, respectively.

(c)	The fourth quarter of 2008 includes a $181 million pretax global efficiency restructuring charge.

(d)	The fourth quarter of 2009 includes a $139 million pretax global efficiency restructuring charge.

Notes:	The Other segment primarily includes the results of leasing operations, corporate treasury activities, business exits and corporate overhead.

On June 3, 2008, we completed the sale of Mellon 1st Business Bank, National Association (N.A.); the financial results have been moved from the Wealth Management segment to the Other segment. During the first quarter of 2009, the financial results of the Execution business have been moved from the Clearing Services segment to the Other segment. On June 30, 2009, we adopted discontinued operations accounting for Mellon United National Bank (MUNB) located in Miami, Florida; previously, the financial results were included in the Other segment. On January 15, 2010, we completed the sale of MUNB. Historical segment results have been restated to reflect all of these changes.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESS SEGMENTS

	Asset Management			Wealth Management			Asset Servicing			Issuer Services
(dollar amounts in millions unless otherwise noted)	2009	2008	2007	2009	2008	2007	2009	2008	2007	2009	2008	2007
Revenue:
Securities servicing fees
Asset servicing	86	124	99	27	27	16	2,436	3,213	2,763	1	23	—
Issuer services	—	—	—	—	—	—	1	1	—	1,462	1,684	1,660
Clearing services	12	14	12	—	—	—	—	—	—	—	—	—

Total securities servicing fees	98	138	111	27	27	16	2,437	3,214	2,763	1,463	1,707	1,660
Asset and wealth management	1,984	2,510	2,724	519	563	609	—	—	—	1	—	—
Performance fees	93	83	171	—	—	—	—	—	—	—	—	—
Foreign exchange & other trading	20	20	14	7	14	3	757	1,051	604	79	72	37
Treasury services	—	—	—	3	3	3	10	8	11	2	1	—
Distribution and service fees	350	371	357	1	4	1	9	10	2	—	—	1
Financing-related fees	6	10	8	3	4	8	10	14	40	—	—	—
Investment Income	31	(82)	(10)	—	—	—	—	—	—	—	—	—
Other	(224)	(178)	(77)	15	9	(9)	146	130	170	66	71	66

Total fee revenue	2,358	2,872	3,298	575	624	631	3,369	4,427	3,590	1,611	1,851	1,764
Securities gains (losses)	(78)	(78)	(9)	3	—	—	—	(11)	—	—	—	1

Total fee and other revenue	2,280	2,794	3,289	578	624	631	3,369	4,416	3,590	1,611	1,851	1,765
Net interest revenue (expense)	31	75	5	194	200	170	892	1,086	755	768	710	617

Total revenue	2,311	2,869	3,294	772	824	801	4,261	5,502	4,345	2,379	2,561	2,382
Provision for credit losses	—	—	—	1	—	—	—	—	—	—	—	—
Noninterest expenses (ex. M&I expenses and intangible amortization)	1,729	2,386	2,158	533	580	558	2,913	3,759	2,999	1,221	1,332	1,203

Income before taxes and extraordinary (loss) (ex. M&I expenses and intangible amortization)	582	483	1,136	238	244	243	1,348	1,743	1,346	1,158	1,229	1,179
Amortization of intangible assets	219	255	166	45	54	29	28	24	18	81	81	75
Merger & integration expense	—	—	—	—	—	—	—	—	—	—	—	—

Income before taxes, noncontrolling interest and extraordinary (loss)	363	228	970	193	190	214	1,320	1,719	1,328	1,077	1,148	1,104

Average loans	$—	$—	$—	$5,821	$4,938	$4,089	$4,537	$8,795	$7,810	$—	$—	$—
Average assets	$12,567	$13,267	$9,413	$9,278	$10,044	$8,387	$60,804	$59,150	$42,818	$50,746	$35,169	$26,742
Average deposits	$—	$—	$—	$6,772	$7,554	$6,950	$52,907	$52,659	$38,034	$45,936	$30,515	$22,361

Market value of assets under management at period-end (in billions)	$1,045	$862	$1,044	$70	$66	$77	$—	$—	$—	$—	$—	$—

Market value of assets under custody and administration at period-end (in billions)	$6	$3	$4	$80	$70	$85	$22,171	$20,086	$22,988	$—	$—	$—

Market value of securities on loan at period-end (in billions)	$—	$—	$—	$—	$—	$—	$247	$326	$633	$—	$—	$—

Pre-tax operating margin - GAAP	16%	8%	29%	25%	23%	27%	31%	31%	31%	45%	45%	46%
Pre-tax operating margin (ex. intangible amortization) - Non-GAAP	25%	17%	34%	31%	30%	30%	32%	32%	31%	49%	48%	49%
Pre-tax operating margin - Non-GAAP (a)	30%	30%	34%	31%	31%	30%	42%	42%	31%	48%	48%	49%

(a)	Excludes M&I expenses, the SILO/LILO/tax settlements, support agreement charges, restructuring charges, investment write-downs and intangible amortization expense.

Note:	See pages 9-15 for details of revenue/expense items impacting respective segment results.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESS SEGMENTS

	Clearing Services			Treasury Services			Other			Consolidated Results
(dollar amounts in millions unless otherwise noted)	2009	2008	2007	2009	2008	2007	2009	2008	2007	2009	2008	2007
Revenue:
Securities servicing fees
Asset servicing	—	—	—	24	6	13	(1)	(23)	(2)	2,573	3,370	2,889
Issuer services	—	—	—	—	—	—	—	—	—	1,463	1,685	1,660
Clearing services	948	1,040	955	—	—	—	2	11	205	962	1,065	1,172

Total securities servicing fees	948	1,040	955	24	6	13	1	(12)	203	4,998	6,120	5,721
Asset and wealth management	29	41	46	—	—	—	13	21	19	2,546	3,135	3,398
Performance fees	—	—	—	—	—	—	—	—	—	93	83	171
Foreign exchange & other trading	134	108	51	49	253	167	(10)	(56)	25	1,036	1,462	901
Treasury services	—	—	—	503	500	456	1	2	9	519	514	479
Distribution and service fees	—	—	—	45	41	14	(8)	(5)	—	397	421	375
Financing-related fees	1	2	2	197	160	176	(2)	(4)	1	215	186	235
Investment Income	—	—	—	33	50	12	162	239	215	226	207	217
Other	78	101	76	29	(30)	54	1	111	83	111	214	363

Total fee revenue	1,190	1,292	1,130	880	980	892	158	296	555	10,141	12,342	11,860
Securities gains (losses)	—	—	—	(2)	(3)	—	(5,292)	(1,536)	(189)	(5,369)	(1,628)	(197)

Total fee and other revenue	1,190	1,292	1,130	878	977	892	(5,134)	(1,240)	366	4,772	10,714	11,663
Net interest revenue (expense)	340	321	303	616	730	576	74	(263)	20	2,915	2,859	2,446

Total revenue	1,530	1,613	1,433	1,494	1,707	1,468	(5,060)	(1,503)	386	7,687	13,573	14,109
Provision for credit losses	—	—	—	—	—	—	331	104	(10)	332	104	(10)
Noninterest expenses (ex. M&I expenses and intangible amortization)	994	1,104	1,023	769	813	798	745	593	756	8,904	10,567	9,495

Income before taxes and extraordinary (loss) (ex. M&I expenses and intangible amortization)	536	509	410	725	894	670	(6,136)	(2,200)	(360)	(1,549)	2,902	4,624
Amortization of intangible assets	27	26	24	25	27	14	1	6	13	426	473	339
Merger & integration expense	—	—	—	—	—	—	233	483	528	233	483	528

Income before taxes, noncontrolling interest and extraordinary (loss)	509	483	386	700	867	656	(6,370)	(2,689)	(901)	(2,208)	1,946	3,757
Average loans	$6,190	$7,003	$6,843	$12,435	$15,744	$13,815	$7,442	$10,126	$10,662	$36,425	$46,606	$43,219
Average assets	$18,455	$18,358	$14,967	$26,046	$25,603	$20,736	$32,047	$45,925	$44,451	$209,943	$207,516	$167,514
Average deposits	$—	$—	$—	$21,816	$21,470	$17,144	$7,203	$13,441	$14,876	$134,634	$125,639	$99,365
Market value of assets under management at period-end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1,115	$928	$1,121
Market value of assets under custody and administration at period-end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$22,257	$20,159	$23,077
Market value of securities on loan at period-end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$247	$326	$633
Pre-tax operating margin - GAAP	33%	30%	27%	47%	51%	45%	n/m	n/m	n/m	n/m	14%	27%
Pre-tax operating margin (ex. intangible amortization) - Non-GAAP	35%	32%	29%	49%	52%	46%	n/m	n/m	n/m	n/m	18%	29%
Pre-tax operating margin - Non-GAAP (a)	32%	32%	29%	52%	52%	46%	n/m	n/m	n/m	31%	39%	35%

MEMO:
Securities lending revenue										259	789	441

(a)	Excludes M&I expenses, the SILO/LILO/tax settlements, support agreement charges, restructuring charges, investment write-downs and intangible amortization expense.

Note:	See pages 9-15 for details of revenue/expense items impacting respective segment results.

n/m - not meaningful

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS - 12 Quarter Trend

NONPERFORMING ASSETS

	2007				2008				2009
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Loans:
Commercial real estate	$1	$1	$—	$40	$49	$106	$118	$124	$190	$58	$63	$61
Other residential mortgages	4	5	11	20	33	55	75	99	151	170	186	195
Commercial	15	16	18	39	50	52	65	60	65	82	251	236
Wealth Management	—	—	—	—	—	—	—	1	4	61	55	54
Foreign	9	6	6	87	78	60	1	—	2	1	—	—
Lease finance assets	1	1	—	—	—	—	—	—	—	—	—	—

Total nonperforming loans	30	29	35	186	210	273	259	284	412	372	555	546
Other assets owned	2	1	2	4	5	6	8	8	9	6	5	4
Total acquired property	—	—	—	—	—	—	—	—	—	—	—	—

Total nonperforming assets (a)	$32	$30	$37	$190	$215	$279	$267	$292	$421	$378	$560	$550

Nonperforming assets ratio	0.1%	0.1%	0.1%	0.4%	0.4%	0.6%	0.4%	0.7%	1.0%	1.0%	1.5%	1.5%
Allowance for loan losses/nonperforming loans	1,140.0	1,124.1	948.6	175.8	149.5	129.3	140.9	146.1	114.1	116.7	82.2	92.1
Allowance for loan losses/nonperforming assets	1,068.8	1,086.7	897.3	172.1	146.0	126.5	136.7	142.1	111.6	114.8	81.4	91.5
Total allowance for credit losses/nonperforming loans	1,893.3	1,879.3	1,457.1	265.6	231.9	178.0	190.7	186.3	135.7	141.4	107.4	115.0
Total allowance for credit losses/nonperforming assets	1,775.0	1,816.7	1,378.4	260.0	226.5	174.2	185.0	181.2	132.8	139.2	106.4	114.2

(a)	Nonperforming assets at June 30, 2009, September 30, 2009 and December 31, 2009 excludes discontinued operations. Nonperforming assets for all periods prior to June 30, 2009 include discontinued operations.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS - 12 Quarter Trend

ALLOWANCE FOR CREDIT LOSSES, PROVISION AND NET CHARGE-OFFS

	2007				2008				2009
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Allowance for credit losses:
Allowance for loan losses	$343	$342	$326	$332	$327	$314	$353	$365	$415	$470	$434	$456
Allowance for lending-related commitments	234	226	219	178	167	173	133	129	114	89	92	140

Allowance at beginning of period	577	568	545	510	494	487	486	494	529	559	526	596

Net (charge-offs)/recoveries
Charge-offs	(5)	—	(37)	(37)	(14)	(14)	(27)	(27)	(51)	(54)	(77)	(33)
Recoveries	8	5	2	1	1	1	5	2	1	—	—	—

Total Net (charge-offs)/ recoveries	3	5	(35)	(36)	(13)	(13)	(22)	(25)	(50)	(54)	(77)	(33)

Provision for credit losses (a)	(12)	(18)	—	20	16	25	30	60	80	61	147	65
Impact of Merger	—	(10)	—	—	—	—	—	—	—	—	—	—
Transfer to Discontinued Operations	—	—	—	—	—	—	—	—	—	(40)	—	—
Sale of Mellon 1st Business Bank	—	—	—	—	—	(13)	—	—	—	—	—	—
SFAS 159 Adoption	—	—	—	—	(10)	—	—	—	—	—	—	—

Allowance at end of period	568	545	510	494	487	486	494	529	559	526	596	628

Allowance for loan losses	$342	$326	$332	$327	$314	$353	$365	$415	$470	$434	$456	$503
Allowance for lending related-commitments	226	219	178	167	173	133	129	114	89	92	140	125

Allowance at end of period (a)	568	545	510	494	487	486	494	529	559	526	596	628

Allowance for loan losses as a percentage of total loans (b)	0.77%	0.72%	0.65%	0.64%	0.60%	0.70%	0.62%	0.96%	1.13%	1.14%	1.26%	1.37%

(a)	The allowance and provision for credit losses for the periods from the first quarter 2007 through the first quarter 2009 exclude discontinued operations.
(b)	Excluding purchase accounting adjustments.